UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08797 and 811-09049

Name of Fund: BlackRock Series, Inc.

BlackRock International Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2017

Date of reporting period: 04/30/2017

Item 1 – Report to Stockholders

APRIL 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock International Fund	of BlackRock Series, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, high quality assets with more interest rate sensitivity struggled. U.S. Treasuries posted negative returns as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations that the new presidential administration’s policies would provide an extra boost to U.S. growth. More recently, however, growing skepticism about the likelihood of significant near-term U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, markets have remained generally positive thus far in 2017 and continue to exhibit low levels of volatility by historical standards. Although political uncertainty persisted, benign credit conditions and expectations for economic growth have kept markets fairly tranquil. The period ended with a global risk asset rally following centrist Emmanuel Macron’s win in the first round of the French presidential election and better-than-expected U.S. and European corporate earnings.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases both the risk and return potential of active investing. Fixed income investors are also facing challenges as many sectors are exhibiting higher valuations while rates remain at historically low levels.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.32%	17.92%
U.S. small cap equities (Russell 2000® Index)	18.37	25.63
International equities (MSCI Europe, Australasia, Far East Index)	11.47	11.29
Emerging market equities (MSCI Emerging Markets Index)	8.88	19.13
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.23	0.40
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.13)	(2.68)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.67)	0.83
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.41)	0.57
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.30	13.29

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	3

Fund Summary as of April 30, 2017

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States.

On November 21, 2016, the Board approved the conversion of the Fund, a series of BlackRock Series, Inc., from a “master-feeder” structure into a stand-alone mutual fund effective February 27, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended April 30, 2017, the Fund outperformed its benchmark, the MSCI All Country World Index ex-USA.

What factors influenced performance?

•

During the period, stock selection within financials represented the largest contributor to Fund performance. Stock selection and an overweight to information technology (“IT”) also contributed positively. The Fund’s position in Compagnie Financière Richemont SA was the largest individual contributor to performance, as the luxury goods company reported sales and earnings that were ahead of consensus, with growth particularly strong in the United States and Asia. Trend Micro, Inc. was also a top contributor, as the company reported better-than-expected business trends contributing to growth in their cloud computing business following the acquisition of TippingPoint.

•

Stock selection within telecommunication services (“telecom”) detracted from Fund performance, as did stock selection within health care. Holdings in British multinational telecom company BT Group PLC represented the top individual detractor after the company issued a profit warning in

January based on larger-than-expected accounting irregularities in Italy and surprisingly sharp weakness in the company’s public sector contracts. TripAdvisor, Inc. was also among the largest detractors, after financial results suggested that the company’s “Instant Book” business was cannibalizing its meta-search business. The company is also struggling in the face of increased competition.

Describe recent portfolio activity.

•

The Fund increased its exposure to consumer staples during the period, funded by a reduction in industrials exposure. The largest change in geographical allocation was a reduction in exposure to Japan and an increase in exposure to emerging markets.

Describe portfolio positioning at period end.

•

The Fund’s largest sector overweights were in financials, IT and consumer discretionary. The most significant underweight exposures were in materials, energy and industrials. The Fund’s largest industry weighting was in banks, accounting for approximately one quarter of the Fund, mainly within the emerging markets and peripheral Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

AIA Group Ltd.	5%
Koninklijke Philips NV	5
Heineken NV	5
Cie Financiere Richemont SA, Registered Shares	5
Imperial Brands PLC	4
Banco Bilbao Vizcaya Argentaria SA	4
BT Group PLC	4
Kingfisher PLC	4
Sony Corp.	4
Olympus Corp.	4

Geographic Allocation	Percent of Net Assets

United Kingdom	15%
Japan	15
Netherlands	12
United States	9
China	7
Spain	6
India	5
Hong Kong	5
Switzerland	5
Denmark	4
Italy	3
France	3
Indonesia	3
Brazil	2
Portugal	2
Argentina	2
Germany	1
Mexico	1

4	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in stocks of companies located outside the United States.

[3]	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended April 30, 2017
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	12.12%	15.15%	N/A	5.95%	N/A	2.08%	N/A
Investor A	11.87	14.72	8.70%	5.54	4.41%	1.72	1.17%
Investor C	11.30	13.54	12.54	4.48	4.48	0.82	0.82
Class R	11.71	14.39	N/A	5.21	N/A	1.45	N/A
MSCI All Country World Index ex-USA	10.37	12.59	N/A	5.13	N/A	1.12	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,121.20	$ 5.20	$1,000.00	$1,019.62	$ 4.95	1.00%
Investor A	$1,000.00	$1,118.70	$ 7.17	$1,000.00	$1,017.75	$ 6.83	1.38%
Investor C	$1,000.00	$1,113.00	$12.23	$1,000.00	$1,012.95	$11.65	2.36%
Class R	$1,000.00	$1,117.10	$ 8.77	$1,000.00	$1,016.23	$ 8.36	1.69%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to August 15, 2011 (commencement of operations), Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on November 1, 2016 and held through April 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to the Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

Schedule of Investments April 30, 2017 (Unaudited)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 1.5%
MercadoLibre, Inc.	37,523	$8,589,390
Brazil — 2.4%
Vale SA — ADR	1,601,654	13,742,191
China — 6.8%
Bank of China Ltd., H Shares	43,955,000	21,261,605
Tencent Holdings Ltd.	543,700	17,035,936

		38,297,541
Denmark — 3.7%
Nets A/S (a)(b)	583,013	10,604,505
Pandora A/S	93,204	10,068,845

		20,673,350
France — 2.8%
Engie SA	1,125,542	15,870,217
Germany — 1.5%
K+S AG	342,604	8,173,962
Hong Kong — 5.1%
AIA Group Ltd.	4,150,400	28,726,724
India — 5.2%
Axis Bank Ltd.	1,390,291	11,008,807
ICIci Bank Ltd.	4,303,094	18,555,224

		29,564,031
Indonesia — 2.5%
Bank Mandiri Persero Tbk PT	16,177,400	14,157,028
Italy — 3.4%
Intesa Sanpaolo SpA	6,532,466	19,068,956
Japan — 14.8%
Olympus Corp.	617,800	23,821,018
Omron Corp.	275,300	11,526,073
Recruit Holdings Co. Ltd.	224,300	11,336,644
Sony Corp.	710,100	24,366,616
Trend Micro, Inc.	286,100	12,588,040

		83,638,391
Mexico — 1.2%
Grupo Financiero Banorte Sab de CV	1,133,343	6,540,491
Netherlands — 12.5%
ASML Holding NV	107,842	14,259,883
Heineken NV	313,353	27,949,005
Koninklijke Philips NV	816,601	28,199,288

		70,408,176

Common Stocks	Shares	Value
Portugal — 1.6%
Banco Comercial Portugues SA	39,066,634	$8,728,011
Spain — 6.3%
Banco Bilbao Vizcaya Argentaria SA	3,121,383	25,007,364
CaixaBank SA	2,279,889	10,351,715

		35,359,079
Switzerland — 4.8%
Cie Financiere Richemont SA, Registered Shares	324,506	27,115,242
United Kingdom — 15.0%
AstraZeneca PLC	164,498	9,851,711
BT Group PLC	6,256,401	24,681,246
Imperial Brands PLC	514,706	25,206,929
Kingfisher PLC	5,556,975	24,583,792

		84,323,678
United States — 8.4%
Alexion Pharmaceuticals, Inc.	89,506	11,437,077
Estee Lauder Cos., Inc., Class A	186,828	16,280,192
MasterCard, Inc., Class A	169,579	19,725,429

		47,442,698
Total Long-Term Investments (Cost — $508,726,298) — 99.5%		560,419,156

Short-Term Securities
Money Market Fund — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.64% (c)(d)	1,372,913	1,372,913
Total Short-Term Securities (Cost — $1,372,913) — 0.2%		1,372,913
Total Investments (Cost — $510,099,211) — 99.7%		561,792,069
Other Assets Less Liabilities — 0.3%		1,641,586

Net Assets — 100.0%		$563,433,655

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	7

Schedule of Investments (concluded)

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Current yield as of period end.
(d)	During the six months ended April 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	29,987,371	(28,614,458)	1,372,913	$1,372,913	$25,329	$103	—
[1] Includes net capital gain distributions.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$8,589,390	—	—	$8,589,390
Brazil	13,742,191	—	—	13,742,191
China	—	$38,297,541	—	38,297,541
Denmark	10,604,505	10,068,845	—	20,673,350
France	—	15,870,217	—	15,870,217
Germany	—	8,173,962	—	8,173,962
Hong Kong	—	28,726,724	—	28,726,724
India	—	29,564,031	—	29,564,031
Indonesia	—	14,157,028	—	14,157,028
Italy	—	19,068,956	—	19,068,956
Japan	—	83,638,391	—	83,638,391
Mexico	6,540,491	—	—	6,540,491
Netherlands	—	70,408,176	—	70,408,176
Portugal	—	8,728,011	—	8,728,011
Spain	—	35,359,079	—	35,359,079
Switzerland	—	27,115,242	—	27,115,242
United Kingdom	—	84,323,678	—	84,323,678
United States	47,442,698	—	—	47,442,698
Short-Term Securities:
Money Market Fund	1,372,913	—	—	1,372,913

Total	$88,292,188	$473,499,881	—	$561,792,069

During the six months ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

Statement of Assets and Liabilities

April 30, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $508,726,298)	$560,419,156
Investments at value — affiliated (cost — $1,372,913)	1,372,913
Receivables:
Capital shares sold	380,015
Dividends — unaffiliated	2,664,723
Dividends — affiliated	3,884
Investments sold	2,500,126
From the Administrator	15,405
Prepaid expenses	31,638

Total assets	567,387,860

Liabilities
Payables:
Capital shares redeemed	2,556,354
Foreign taxes	395,912
Investment advisory fees	313,720
Transfer agent fees	380,822
Service and distribution fees	144,867
Deferred foreign capital gain tax	96,543
Other affiliates	1,518
Officer’s fees	5,275
Other accrued expenses	59,194

Total liabilities	3,954,205

Net Assets	$563,433,655

Net Assets Consist of
Paid-in capital	$573,609,677
Undistributed net investment income	1,428,580
Accumulated net realized loss	(63,124,950)
Net unrealized appreciation (depreciation)	51,520,348

Net Assets	$563,433,655

Net Asset Value
Institutional — Based on net assets of $129,512,109 and 8,365,008 shares outstanding, 100 million shares authorized, $0.0001 par value	$15.48

Investor A — Based on net assets of $310,627,070 and 20,517,817 shares outstanding, 100 million shares authorized, $0.0001 par value	$15.14

Investor C — Based on net assets of $102,034,073 and 7,244,487 shares outstanding, 100 million shares authorized, $0.0001 par value	$14.08

Class R — Based on net assets of $21,260,403 and 1,404,226 shares outstanding, 100 million shares authorized, $0.0001 par value	$15.14

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	9

Statement of Operations

Six Months Ended April 30, 2017 (Unaudited)

Investment Income
Dividends — unaffiliated	$2,489,910
Foreign taxes withheld	(242,956)
Dividends — affiliated	8,255
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	3,458,342
Foreign taxes withheld	(308,824)
Dividends — affiliated	17,074
Expenses	(1,396,846)
Fees Waived	3,295

Total investment income	4,028,250

Expenses
Investment advisory	711,027
Service and distribution — class specific	931,048
Transfer agent — class specific	739,508
Administration	428,661
Professional	81,207
Accounting services	26,281
Custodian	24,320
Registration	34,969
Printing	19,387
Officer and Directors	3,401
Miscellaneous	7,060

Total expenses	3,006,869
Less:
Fees waived and/or reimbursed by the Manager	(175,081)
Transfer agent fees waived and/or reimbursed — class specific	(232,147)

Total expenses after fees waived and/or reimbursed	2,599,641

Net investment income	1,428,609

Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from the Master LLC from:
Investments — unaffiliated	6,914,518
Foreign currency transactions	(120,743)
Capital gain distributions received from affiliated investment companies	102
Net realized gain (loss) from:
Investments — unaffiliated	12,480,937
Foreign currency transactions	(214,158)

19,060,656

Net change in unrealized appreciation (depreciation) allocated from the Master LLC on:
Investments — unaffiliated (net of $176,543 foreign capital gains tax)	15,686,250
Foreign currency translations	6,358
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (net of $(80,000) foreign capital gains tax)	25,239,314
Foreign currency transactions	(326)

40,931,596

Total realized and unrealized gain	59,992,252

Net Increase in Net Assets Resulting from Operations	$61,420,861

See Notes to Financial Statements.

10	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income	$1,428,609	$5,493,715
Net realized gain (loss)	19,060,656	(18,362,829)
Net change in unrealized appreciation (depreciation)	40,931,596	4,982,268

Net increase (decrease) in net assets resulting from operations	61,420,861	(7,886,846)

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,792,904)	(825,087)
Investor A	(3,866,723)	(750,561)
Investor C	(164,674)	—
Class R	(187,984)	—

Decrease in net assets resulting from distributions to shareholders	(6,012,285)	(1,575,648)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(46,175,813)	(9,695,022)

Net Assets
Total increase (decrease) in net assets	9,232,763	(19,157,516)
Beginning of period	554,200,892	573,358,408

End of period	$563,433,655	$554,200,892

Undistributed net investment income, end of period	$1,428,580	$6,012,256

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	11

Financial Highlights

	Institutional
	Six Months Ended April 30, 2017	Year Ended October 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$14.03	$14.23	$15.03	$15.51	$12.30	$12.18

Net investment income[1]	0.07	0.22	0.16	0.21	0.25	0.16
Net realized and unrealized gain (loss)	1.60	(0.33)	(0.64)	(0.41)	3.13	0.03

Net increase (decrease) from investment operations	1.67	(0.11)	(0.48)	(0.20)	3.38	0.19

Distributions from net investment income[2]	(0.22)	(0.09)	(0.32)	(0.28)	(0.17)	(0.07)

Net asset value, end of period	$15.48	$14.03	$14.23	$15.03	$15.51	$12.30

Total Return[3]
Based on net asset value	12.12%[4]	(0.76)%	(3.17)%	(1.26)%	27.77%[5]	1.63%

Ratios to Average Net Assets[6,7]
Total expenses	1.19%[8]	1.26%	1.25%	1.23%	1.22%	1.31%

Total expenses after fees waived and/or reimbursed	1.00%[8]	1.00%	1.00%	1.00%	1.00%	1.00%

Net investment income	1.04%[8]	1.60%	1.11%	1.39%	1.81%	1.29%

Supplemental Data
Net assets, end of period (000)	$129,512	$114,863	$130,327	$194,685	$431,563	$313,764

Portfolio turnover rate	53%[9]	84%	112%	128%	128%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 27.68%.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Annualized.

[9]	Portfolio turnover rate includes transactions from the Master LLC prior to February 27, 2017.

See Notes to Financial Statements.

12	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

Financial Highlights (continued)

	Investor A
	Six Months Ended April 30, 2017	Year Ended October 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$13.71	$13.90	$14.68	$15.17	$12.03	$11.94

Net investment income[1]	0.05	0.16	0.11	0.14	0.20	0.11
Net realized and unrealized gain (loss)	1.56	(0.31)	(0.62)	(0.40)	3.07	0.03

Net increase (decrease) from investment operations	1.61	(0.15)	(0.51)	(0.26)	3.27	0.14

Distributions from net investment income[2]	(0.18)	(0.04)	(0.27)	(0.23)	(0.13)	(0.05)

Net asset value, end of period	$15.14	$13.71	$13.90	$14.68	$15.17	$12.03

Total Return[3]
Based on net asset value	11.87%[4]	(1.10)%	(3.50)%	(1.70)%	27.37%[5]	1.21%

Ratios to Average Net Assets[6,7]
Total expenses	1.55%[8]	1.64%	1.59%	1.57%	1.56%	1.64%

Total expenses after fees waived and/or reimbursed	1.38%[8]	1.38%	1.38%	1.38%	1.38%	1.38%

Net investment income	0.65%[8]	1.21%	0.76%	0.92%	1.53%	0.96%

Supplemental Data
Net assets, end of period (000)	$310,627	$307,992	$285,442	$285,565	$280,123	$221,365

Portfolio turnover rate	53%[9]	84%	112%	128%	128%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 27.29%.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Annualized.

[9]	Portfolio turnover rate includes transactions from the Master LLC prior to February 27, 2017.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	13

Financial Highlights (continued)

	Investor C
	Six Months Ended April 30, 2017	Year Ended October 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.67	$12.94	$13.68	$14.15	$11.23	$11.23

Net investment income (loss)[1]	(0.02)	0.02	(0.03)	(0.01)	0.06	(0.01)
Net realized and unrealized gain (loss)	1.45	(0.29)	(0.58)	(0.36)	2.86	0.03

Net increase (decrease) from investment operations	1.43	(0.27)	(0.61)	(0.37)	2.92	0.02

Distributions from net investment income[2]	(0.02)	—	(0.13)	(0.10)	(0.00)[3]	(0.02)

Net asset value, end of period	$14.08	$12.67	$12.94	$13.68	$14.15	$11.23

Total Return[4]
Based on net asset value	11.30%[5]	(2.09)%	(4.49)%	(2.62)%	26.02%[6]	0.23%

Ratios to Average Net Assets[7,8]
Total expenses	2.44%[9]	2.54%	2.45%	2.43%	2.49%	2.66%

Total expenses after fees waived and/or reimbursed	2.36%[9]	2.42%	2.37%	2.35%	2.39%	2.41%

Net investment income (loss)	(0.34)%[9]	0.19%	(0.24)%	(0.05)%	0.51%	(0.09)%

Supplemental Data
Net assets, end of period (000)	$102,034	$110,527	$136,136	$148,042	$156,198	$135,280

Portfolio turnover rate	53%[10]	84%	112%	128%	128%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.93%.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Portfolio turnover rate includes transactions from the Master LLC prior to February 27, 2017.

See Notes to Financial Statements.

14	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

Financial Highlights (concluded)

	Class R
	Six Months Ended April 30, 2017	Year Ended October 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$13.68	$13.88	$14.64	$15.12	$11.98	$11.93

Net investment income[1]	0.02	0.12	0.06	0.09	0.16	0.07
Net realized and unrealized gain (loss)	1.57	(0.32)	(0.62)	(0.39)	3.05	0.03

Net increase (decrease) from investment operations	1.59	(0.20)	(0.56)	(0.30)	3.21	0.10

Distributions from net investment income[2]	(0.13)	—	(0.20)	(0.18)	(0.07)	(0.05)

Net asset value, end of period	$15.14	$13.68	$13.88	$14.64	$15.12	$11.98

Total Return[3]
Based on net asset value	11.71%[4]	(1.44)%	(3.81)%	(1.98)%	26.95%[5]	0.90%

Ratios to Average Net Assets[6,7]
Total expenses	1.84%[8]	1.93%	1.85%	1.84%	1.85%	1.92%

Total expenses after fees waived and/or reimbursed	1.69%[8]	1.70%	1.70%	1.70%	1.70%	1.70%

Net investment income	0.35%[8]	0.90%	0.42%	0.63%	1.22%	0.59%

Supplemental Data
Net assets, end of period (000)	$21,260	$20,819	$21,453	$24,318	$29,711	$26,887

Portfolio turnover rate	53%[9]	84%	112%	128%	128%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 26.87%.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Annualized.

[9]	Portfolio turnover rate includes transactions from the Master LLC prior to February 27, 2017.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	15

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock International Fund (the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

Prior to February 27, 2017, the Fund invested all of its assets in BlackRock Master International Portfolio (the “Portfolio”), a series of BlackRock Master LLC, an affiliate of the Fund, which had the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflected the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund was directly affected by the performance of the Portfolio. As of February 26, 2017, the Fund owned 100% of the Portfolio. For the period November 1, 2016 to February 26, 2017, the Portfolio allocated $1,773,041, $6,793,877, and $15,692,608 from net investment income, net realized gains and net change in unrealized appreciation (depreciation), respectively, to the Fund.

On February 27, 2017, the Fund ceased to invest in the Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. In connection with this change, the Fund entered into a management agreement with BlackRock Advisors, LLC (the “Manager”), the terms of which are substantially the same as the management agreement between BlackRock Advisors, LLC and the Portfolio, including the management fee rate. The Fund received net assets of $548,927,298 which included net unrealized appreciation of $26,281,360 in exchange for its ownership in the Portfolio. The cost basis for the investments received from the Portfolio was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The change into a stand-alone structure did not result to a change in net assets of the Fund and did not create a taxable event for the Fund.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Prior to February 27, 2017, contributions to and withdrawals from the Portfolio were accounted for on a trade date basis. The Fund recorded its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

16	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

Notes to Financial Statements (continued)

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	17

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $500 Million	0.75%
In excess of $500 Million	0.70%

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1

18	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

Notes to Financial Statements (continued)

under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Distribution Fee	—	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended April 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$371,624	$509,052	$50,372	$931,048

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended April 30, 2017, the Fund paid $15 to affiliates of BlackRock in return for these services to Institutional Shares, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended April 30, 2017, the Fund reimbursed the Manager for the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class R	Total
$2,133	$2,817	$733	$76	$5,759

For the six months ended April 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Class R	Total
$97,834	$404,888	$206,042	$30,744	$739,508

Other Fees: For the six months ended April 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,436.

For the six months ended April 30, 2017, affiliates received CDSCs as follows:

Investor A	$821
Investor C	$5,869

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class R
1.00%	1.38%	2.42%	1.70%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended April 30, 2017, the amount waived was $173,905.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	19

Notes to Financial Statements (continued)

Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended April 30, 2017, the amount waived was $4,471.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective February 28, 2017, the waiver became contractual through February 28, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended April 30, 2017, there were no fees waived by the Manager.

For the six months ended April 30, 2017, the Fund reimbursed the Manager $2,748 for certain accounting services, which is included in accounting services in the Statement of Operations.

These amounts are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Investor C	Class R	Total
$72,279	$148,838	$3,426	$7,604	$232,147

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

5. Purchases and Sales:

For the six months ended April 30, 2017, purchases and sales of investments, excluding short-term securities, were $281,056,683 and $306,173,926, respectively, including purchases and sales of investments of $218,240,629 and $238,001,214, respectively, from the Master LLC prior to February 27, 2017.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of October 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,
No expiration date[1]	$24,084,144
2017	15,346,411
2019	42,091,334

Total	$81,521,889

[1]	Must be utilized prior to losses subject to expiration.

As of April 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$510,762,928

Gross unrealized appreciation	$65,468,452
Gross unrealized depreciation	(14,439,311)

Net unrealized appreciation	$51,029,141

20	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

Notes to Financial Statements (continued)

7. Bank Borrowings:

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2017, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments. The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,245,834	$17,748,854	1,830,101	$24,670,611
Shares issued in reinvestment of distributions	115,087	1,578,999	54,070	738,604
Shares redeemed	(1,180,566)	(16,777,037)	(2,857,470)	(38,581,993)

Net increase (decrease)	180,355	$2,550,816	(973,299)	$(13,172,778)

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	21

Notes to Financial Statements (concluded)

Investor A
Shares received from conversion	—	—	6,669,646	$88,109,773
Shares sold and automatic conversion of shares	2,655,650	$37,092,587	—	—
Shares issued in reinvestment of distributions	272,268	3,656,571	52,698	705,103
Shares redeemed	(4,880,364)	(68,539,100)	(4,790,310)	(63,113,055)

Net increase (decrease)	(1,952,446)	$(27,789,942)	1,932,034	$25,701,821

Investor C
Shares sold	334,901	$4,343,897	1,662,247	$20,262,263
Shares issued in reinvestment of distributions	11,701	146,725	—	—
Shares redeemed	(1,827,391)	(23,738,971)	(3,455,786)	(42,134,487)

Net decrease	(1,480,789)	$(19,248,349)	(1,793,539)	$(21,872,224)

Class R
Shares sold	190,488	$2,666,902	507,628	$6,645,449
Shares issued in reinvestment of distributions	13,921	187,242	—	—
Shares redeemed	(322,223)	(4,542,482)	(531,674)	(6,997,290)

Net decrease	(117,814)	$(1,688,338)	(24,046)	$(351,841)

Total Net Decrease	(3,370,694)	$(46,175,813)	(858,850)	$(9,695,022)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

At an in-person meeting on November 17, 2016 (the “November Meeting”), the Board of Directors of BlackRock Series, Inc. (the “Corporation”), with respect to BlackRock International Fund (the “Fund”), a series of the Corporation, and the Board of Directors of BlackRock Master LLC (the “Master LLC”), with respect to BlackRock Master International Portfolio (the “Master Fund”), a series of the Master LLC, approved the conversion of the Fund from a feeder fund that invests its assets into the Master Fund into a stand-alone fund that makes direct investments. In connection with the conversion, the Board of Directors of the Master LLC also approved the termination of the Master Fund.

At the November Meeting, the Board of Directors of the Corporation considered the initial approval of (i) the proposed investment advisory agreement between BlackRock Advisors, LLC (the “Manager”) and the Corporation, on behalf of the Fund (the “Advisory Agreement”) and (ii) the proposed sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”). The Board of the Corporation was informed that (a) the Advisory Agreement was substantively the same as the investment advisory agreement in place at that time between the Manager and the Master LLC with respect to the Master Fund (the “Existing Advisory Agreement”) and (b) the Sub-Advisory Agreement was substantively the same as the sub-advisory agreement in place at that time between the Manager and the Sub-Advisor with respect to the Master Fund (the “Existing Sub-Advisory Agreement,” and together with the Existing Advisory Agreement, the “Existing Agreements”).

On the date of the November Meeting, the Board of the Corporation consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board of the Corporation is required to consider the initial approval of the Agreements.

The Board of the Master LLC met in person on April 21, 2016 (the “April Meeting”) and on May 18-20, 2016 (the “May Meeting”) to consider the approval of the Existing Agreements with respect to the Master Fund. Because the Fund was a “feeder” fund that invested all of its investable assets in the Master Fund, the Board of the Corporation also considered the approval of the Existing Agreements with respect to the Master Fund. At the May Meeting, the Board of the Master LLC, including the Independent Board Members, approved the continuation of the Existing Agreements with respect to the Master Fund for a one-year term ending June 30, 2017. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Existing Agreements with respect to the Master Fund and found the Existing Agreements to be satisfactory.

The materials reviewed and the factors considered by the Board of the Corporation at the November Meeting in connection with approval of the proposed Agreements were substantially the same as the materials reviewed and the factors the Board of the Corporation considered at the April Meeting and the May Meeting with respect to consideration of the approval of the Existing Agreements. A discussion of the basis for the Board of the Master LLC’s approval and the Board of the Corporation’s consideration of the Existing Agreements at the May Meeting is included in the semi-annual shareholder report of the Fund for the period ended October 31, 2016.

Following discussion, at the November Meeting the Board of the Corporation, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Corporation with respect to the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a two-year term beginning on the effective date of the respective Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Corporation, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board of the Corporation did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	23

Officers and Directors

Rodney D. Johnson, Chair of the Board and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Mark Stalnecker, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner retired as Directors of the Corporation.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Pricewaterhouse Coopers LLP Philadelphia, PA 19103	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

Sub-Adviser BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

24	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/ Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017	25

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

26	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IF-4/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Series, Inc.

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Series, Inc.

Date: July 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Series, Inc.

Date: July 5, 2017

3